UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ( X )

Filed by a Party other than the Registrant (  )

Check the appropriate box:

(   )Preliminary Proxy Statement

(   )Confidential, for Use of the Commission Only (as permitted by

Rule 14a-6(e)(2))

(   )Definitive Proxy Statement

(X)Definitive Additional Materials

(   )Soliciting Material Pursuant to Section 240.14a-11(c) or

Section 240.14a-12

ALJ Regional Holdings, Inc.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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(X)No fee required.

(   )Fee computed on table below per Exchange Act Rules 14a-6(i) and O-11.

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 2)Aggregate number of securities to which transaction applies:

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(   )Fee paid previously with preliminary materials.

(   )Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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 4)Date Filed:

1

ANNUAL MEETING OF STOCKHOLDERS OF

ALJ REGIONAL HOLDINGS, INC.

August 20, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/10808/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20830000000000001000 3 082021

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN PROPOSAL 1, AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect Michael C. Borofsky, Julie Cavanna-Jerbic, Jess M. Ravich, Anna Van Buren, Robert Scott Fritz, Hal G. Byer, Rae G. Ravich, and John Scheel as directors to hold office until the Company's 2022 Annual Meeting of Stockholders or until their respective successors are elected and duly qualified, or until their respective earlier resignation or removal.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Michael C. Borofsky
- ○ Julie Cavanna-Jerbic
- ○ Jess M. Ravich
- ○ Anna Van Buren
- ○ Robert Scott Fritz
- ○ Hal G. Byer
- ○ Rae G. Ravich
- ○ John Scheel

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2021.	☐	☐	☐

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposal 2.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.